ORRSTOWN
Financial Services, Inc.

Earnings Presentation

Second Quarter 2026

July 22, 2026

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2025 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE, adjusted net interest margin and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP to Non-GAAP reconciliation.

Financial Highlights

	2Q26	1Q26	2Q25	Qtr / Qtr Chge	Yr / Yr Chge
Net Income [1]	$ 21.2	$ 21.8	$ 19.4	-3.0%	8.8%
Net Income, Adjusted [1,2]	n/a	n/a	$ 20.2	n/a	n/a
Diluted EPS	$ 1.09	$ 1.12	$ 1.01	-3.1%	8.3%
Diluted EPS, Adjusted [2]	n/a	n/a	$ 1.04	n/a	n/a
Assets [1]	$ 5,612.2	$ 5,577.0	$ 5,387.6	0.6%	4.2%
Loans [1]	$ 4,113.0	$ 4,061.3	$ 3,931.4	1.3%	4.6%
Deposits [1]	$ 4,620.0	$ 4,627.4	$ 4,516.6	-0.2%	2.3%
ROAA (Annualized)	1.53%	1.59%	1.45%	-6 bps	8 bps
ROAA (Annualized), Adjusted [2]	n/a	n/a	1.51%	n/a	n/a
ROAE *(Annualized)*	13.96%	14.76%	14.56%	-80 bps	-61 bps
ROAE *(Annualized)*, Adjusted [2]	n/a	n/a	15.12%	n/a	n/a
Efficiency Ratio	60.1%	56.9%	60.3%	323 bps	-15 bps
Efficiency Ratio, Adjusted [2]	58.6%	n/a	58.7%	n/a	n/a
Net Interest Margin	3.87%	3.90%	4.07%	-3 bps	-20 bps
Net Inerest Margin, Adjusted [2]	4.00%	n/a	n/a	n/a	n/a

1 - $ In Millions

2 - Non-GAAP adjustments for certain charges in 2025-26. Please refer to the GAAP to Non-GAAP reconciliation.

Quarterly Commentary

- Another strong quarter by the Company highlighted by net income of $21.2 million and $1.09 per diluted share.
- The Bank achieved loan growth of 5% annualized for the quarter.
- Deposits declined slightly during the quarter, but remain higher for the year by $91.0 million, or 4% annualized growth.
- Net interest margin of 4.00% (2), which excludes the impact of the subordinated debt redemption, highlights our ability to execute on effective pricing strategies to maximize net interest income.
- Credit quality remains strong, supported by the underlying strength of our portfolio and the proactive nature of our credit risk management process.
- Fee income to total operating revenue, which was 22.1% for the quarter, continues to be a source of strength for the Bank.
- Expenses were slightly elevated this quarter, due mainly to annual employee merit salary increases and health care claims.
- Capital strength continues to build through our financial performance with all ratios comfortably above well-capitalized levels.
- A cash dividend of $0.30 per share was declared by the Board of Directors and will be paid on August 11, 2026.

Net Interest Margin

Net Interest Income and Margin [1]



4.07%
4.11%
4.00%
3.90%
4.00%
$49.5
$51.0
$50.5
$49.0
$48.8
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income ($ in millions)
Net Interest Margin

Change in Deposit Cost [2]



4.33%
4.29%
3.90%
3.64%
3.63%
2.51%
2.49%
2.46%
2.41%
2.33%
2Q25
3Q25
4Q25
1Q26
2Q26
Cost of Interest Bearing Deposits
Fed Funds

Yields on Assets and Liabilities



6.13%
6.19%
6.01%
5.91%
5.90%
2.64%
2.67%
2.58%
2.56%
2.62%
2Q25
3Q25
4Q25
1Q26
2Q26
Interest Earning Assets
Interest Bearing Liabilities

- **Net interest income totaled $48.8 million for the three months ended June 30, 2026, a decrease of $0.2 million from the prior quarter.**
  - The decrease is primarily due to the accelerated amortization of the purchase accounting mark on subordinated notes, which were redeemed in the second quarter of 2026.
  - The net interest margin decreased by three basis points during the quarter to 3.87%.
    - *The redemption of the subordinated notes negatively impacted the margin by 13 basis points, which was partially offset by the decrease in the cost of interest-bearing deposits of eight basis points.*
    - *Excluding the accelerated purchase accounting mark due to the redemption of the subordinated debt, the margin was 4.00%* [1] *for the quarter.*

1 - Non-GAAP adjustments for certain charges in 2026. Please refer to the GAAP to Non-GAAP reconciliation.
2- Fed Funds represents the three-month average of the monthly Fed Funds Effective Rates for the quarter using FRED published by the Federal Reserve Bank of St. Louis.

Fee Income

Non-Interest Income



$ In Millions
$12.9
$13.4
$14.4
$15.6
$13.8
2Q25
3Q25
4Q25
1Q26
2Q26

- **Noninterest income decreased by $1.8 million to $13.8 million from the prior quarter.**
  - *The first quarter of 2026 included $2.4 million in life insurance death benefit proceeds.*
  - *Wealth management income totaled $5.9 million, which was an increase of $0.3 million from the prior quarter.*
  - *Swap fees on loans decreased by $0.6 million to $0.7 million for the quarter, which will fluctuate based on market conditions and client demand.*

Non-Interest Income Breakout [1]



10%
5%
8%
20%
11%
3%
43%
Wealth management
Mortgage banking
Interchange income
Service charges
Income from life Insurance
Swap fee income
Other income

22.1% [2]

Fee Income / Operating Revenue

1 – Financial data for the three months ended June 30, 2026.
2 - Non-GAAP calculation - Please refer to the GAAP to Non-GAAP reconciliation.

Non-Interest Expenses

Non-Interest Expenses



$ In Millions
$37.6
$36.3
$37.4
$36.7
$37.7
2Q25
3Q25
4Q25
1Q252
2Q26
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Intangible Asset Amort
Merger Related Costs
Other
Total

Efficiency Ratio [1]



58.7%
56.4%
57.5%
56.9%
58.6%
2Q25
3Q25
4Q25
1Q26
2Q26

- **Non-interest expenses increased by $1.0 million quarter-over-quarter, totaling $37.7 million for the three months ended June 30, 2026.**
  - *Salaries and benefits increased by $1.0 million due to the annual merit increases that went into effect in May of 2026 and higher healthcare costs due to claim volume. In addition, the second quarter included one additional day compared to the first quarter.*
  - *Occupancy and equipment expense decreased by $0.3 million due to seasonal expenses incurred during the first quarter of 2026.*
  - *Taxes other than income, which decreased by $0.6 million during the quarter, reflects the tax credits from charitable contributions. Advertising and bank promotions expense increased by $0.4 million during the quarter due to the contributions to the tax credit programs.*
  - *Other operating expenses, which increased by $0.2 million during the quarter, reflects an adjustment in the mark-to-market losses on non-hedging derivatives.*

1 - Non-GAAP adjustments for certain charges in 2025-26. Please refer to the GAAP to Non-GAAP reconciliation.

Credit Quality

Charge-offs & Non-Performing Loans



0.42%
0.48%
0.51%
0.56%
0.44%
0.01%
0.02%
0.05%
0.09%
0.12%
2Q25
3Q25
4Q25
1Q26
2Q26
NCOs / Avg. Loans
NPAs / Total Assets

ACL Ratios



1.22%
1.21%
1.19%
1.17%
1.13%
214%
184%
170%
158%
196%
2Q25
3Q25
4Q25
1Q26
2Q26
Reserves / NPLs
Reserves / Total Loans

- **The allowance for credit losses ("ACL") on loans totaled $46.6 million at June 30, 2026.**
  - *The ACL as a percentage of total loans ended the quarter at 1.13%.*
  - *The Bank recorded provision expense of $0.4 million and net charge-offs of $1.2 million during the quarter.*
  - *Classified loans, which totaled $49.2 million at June 30, 2026, decreased by $8.4 million from the prior quarter due to repayments on various loans.*
  - *Non-accrual loans decreased by $6.2 million due to repayments totaling $6.9 million. Non-accrual loans at quarter-end totaled $23.8 million, or 0.58% of total loans .*
  - *Management believes the ACL to be adequate based on current asset quality metrics and economic forecasts.*

Earnings & Key Performance Metrics

Earnings [1]



$1.04
$1.13
$1.11
$1.12
$1.09
$0.26
$0.27
$0.27
$0.30
$0.30
$20.2
$21.9
$21.5
$21.8
$21.2
2Q25
3Q25
4Q25
1Q26
2Q26
Net Income ($ in Millions)
Diluted EPS
Dividend Paid

Tangible Common Equity and TCE/TA %



8.3%
8.8%
9.0%
9.2%
9.5%
$445
$470
$492
$505
$525
2Q25
3Q25
4Q25
1Q26
2Q26
Tangible Common Equity ($M)
TCE / TA (%)

Return on Average Assets & Equity [1]



15.12%
15.72%
14.73%
14.76%
13.96%
1.51%
1.60%
1.55%
1.59%
1.53%
2Q25
3Q25
4Q25
1Q26
2Q26
ROAE
ROAA

Tangible Book Value per Share (“TBVPS”)



$22.77
$24.12
$25.21
$25.76
$26.71
2Q25
3Q25
4Q25
1Q26
2Q26

1 - Non-GAAP adjustments for certain charges in 2025. Please refer to the GAAP to Non-GAAP reconciliation.

Loans

Trend [1]



$ In Millions
$3,931
$3,980
$4,021
$4,061
$4,113
$824
$834
$848
$856
$889
$3,108
$3,146
$3,173
$3,205
$3,224
2Q25
3Q25
4Q25
1Q26
2Q26
Commercial
Consumer



$2,151
$2,298
$3,931
$4,021
$4,113
$431
$468
$788
$848
$889
$1,721
$1,831
$3,143
$3,173
$3,224
2022
2023
2024
2025
2Q26
Commercial Loans
Consumer Loans

Composition [2]



Non-owner occupied CRE 32%
Owner occupied CRE 16%
Agricultural 2%
Multi-family 6%
Acquisition & development 6%
Non-owner occupied residential 4%
Residential mortgage 21%
Commercial & industrial 13%
Yield on Loans: 6.25% 3

- **Loans held for investment increased by $51.7 million, or approximately 5% annualized, from the prior quarter.**
  - *Residential mortgages, which increased by $32.8 million, or 16% annualized, include $17.1 million of home equity originations and line draw-downs.*
  - *Despite higher-than-expected payoffs and paydowns, commercial loans increased by $18.9 million.*
  - *Commercial loan production for the quarter totaled $285.8 million with outstanding balances at quarter-end of $150.0 million and a blended rate of 6.48%.*
  - *Pipeline remains strong heading into the third quarter of 2026.*

1 - End of period balances.
2 - Financial data as of June 30, 2026.
3 - Yield on Loans represents three months ended June 30, 2026.

Deposits

Trend [1]



$ In Millions
$4,517
$4,534
$4,529
$4,627
$4,620
$887
$924
$902
$911
$884
$3,629
$3,610
$3,627
$3,717
$3,736
2Q25
3Q25
4Q25
1Q26
2Q26
Core Deposits
Time Deposits

Composition [2]



Interest DDA 26%
Money Markets 29%
Savings 6%
Time Deposits 19%
Non-Interest DDA 20%
Cost of Deposits: 1.88% 3

- **Deposits decreased by $7.4 million from the prior quarter.**
  - *Time deposits, interest-bearing demand deposits and savings deposits decreased by $27.1 million, $24.7 million and $3.1 million, respectively.*
  - *Non-interest demand deposits increased by $38.2 million and money market deposits increased by $9.3 million.*
  - *The Bank continues to focus on gathering low-cost deposits.*
  - *The Bank's loan-to-deposit ratio was 89% at June 30, 2026.*

81% Core Deposits

89% Loan-to-Deposit Ratio

1 - End of period balances.
2 - Financial data as of June 30, 2026.
3 - Cost of Deposits represents three months ended June 30, 2026.

Investments

Portfolio Metrics	
Total Portfolio (FV)	$949.3MM
% of Assets	16.9%
Duration	4.5 Years
Yield	4.57%
AOCI (Tax Adj.)	($18.9MM)

Trends – Balances / AOCI / Yields [1,2]



4.70%
4.67%
4.58%
4.51%
4.57%
$885.4
$890.4
$952.7
$947.0
$949.3
($24.3)
($17.3)
($15.0)
($20.3)
($18.9)
2Q25
3Q25
4Q25
1Q26
2Q26
Portfolio Balance
AOCI
Yield

1 - End of period balances at fair value.
2 - Yields based on quarterly average – See Analysis of Net Interest Income table in earnings release.
3 - Financial data as of June 30, 2026.

Composition [3]



Agency CMO
37%
Agency MBS
32%
Other
2%
ABS
8%
Municipal
21%

- **The investment portfolio increased by $2.3 million during the second quarter.**
  - *The Bank purchased $28.4 million of investment securities during the quarter, which was offset by $28.5 million of paydowns and a call of $1.0 million.*
    - *The purchases primarily consisted of agency mortgage-backed securities and collateralized mortgage obligations.*
  - *Net unrealized losses on the portfolio decreased by $1.8 million.*
- **All investment securities are classified as available-for-sale.**

Capital

Total Risk Based Capital Ratio



13.3% 13.3%
13.1% 12.9%
13.3% 13.3%
13.5% 13.6%
13.2% 13.1%
2Q25
3Q25
4Q25
1Q26
2Q26
Total Company
Bank
Well Capitalized @ 10.0%

- Ratios remain sound and capital generation expectations are strong going forward.
- All capital ratios applicable to the Company and Bank were above relevant regulatory minimum levels to be deemed "well capitalized" under current bank regulatory guidelines.

Tier 1 Risk Based Capital Ratio



11.1% 12.1%
11.3% 11.8%
11.7% 12.2%
12.0% 12.5%
12.2% 12.1%
2Q25
3Q25
4Q25
1Q26
2Q26
Total Company
Bank
Well Capitalized @ 8.0%

Leverage Ratio



9.0% 9.8%
9.3% 9.6%
9.5% 9.9%
9.7% 10.2%
10.1% 10.0%
2Q25
3Q25
4Q25
1Q26
2Q26
Total Company
Bank
Well Capitalized @ 5.0%

Guidance through 2026

Loan Growth	5.0% annualized growth
Margin	Range: 3.90% to 4.00%
Non-Interest Income	Range: $53.0 million to $55.0 million (annualized)
Non-Interest Expenses	Range: $148.0 million to $151.0 million (annualized)
Effective Tax Rate	Approximately 21%

Q & A

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value, tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE, adjusted net interest margin, and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

Net Income / Diluted EPS / Ratios	2Q25	3Q25	4Q25	1Q26	2Q26
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 5,374.8	$ 5,420.8	$ 5,505.3	$ 5,548.8	$ 5,542.9
Average Equity	535.7	551.9	578.9	599.3	608.1
Net Income (GAAP)	**$ 19.4**	**$ 21.9**	**$ 21.5**	**$ 21.8**	**$ 21.2**
Add Merger Related Expense	1.0	-	-	-	-
Less Related Tax Effect	(0.2)	-	-	-	-
Adjusted Net Income (Non-GAAP)	**$ 20.2**	**$ 21.9**	**$ 21.5**	**$ 21.8**	**$ 21.2**
Diluted Shares	**19.3**	**19.4**	**19.4**	**19.4**	**19.4**
Diluted EPS (GAAP) [1]	**$ 1.01**	**$ 1.13**	**$ 1.11**	**$ 1.12**	**$ 1.09**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 1.04**	**n/a**	**n/a**	**n/a**	**n/a**
ROAA (GAAP) [1]	**1.45%**	**1.60%**	**1.55%**	**1.59%**	**1.53%**
Adjusted ROAA (Non-GAAP) [1]	**1.51%**	**n/a**	**n/a**	**n/a**	**n/a**
ROAE (GAAP) [1]	**14.56%**	**15.72%**	**14.73%**	**14.76%**	**13.96%**
Adjusted ROAE (Non-GAAP) [1]	**15.12%**	**n/a**	**n/a**	**n/a**	**n/a**

1 - Annualized

GAAP to Non-GAAP Reconciliation

Efficiency Ratio	2Q25	3Q25	4Q25	1Q26	2Q26
(Presented In Millions)					
Net Interest Income	$ 49.5	$ 51.0	$ 50.5	$ 49.0	$ 48.8
Plus Non-Interest Income	12.9	13.4	14.4	15.6	13.8
Total Revenue (A)	**$ 62.4**	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 62.7**
Plus: Accelerated amortization of fair value mark on redeemed subordinated notes	-	-	-	-	1.6
Adjusted Total Revenue (B)	**$ 62.4**	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 64.3**
Non-Interest Expense (C)	$ 37.6	$ 36.3	$ 37.4	$ 36.7	$ 37.7
Less Merger Related Expense	(1.0)	-	-	-	-
Adjusted Non-Interest Expense (D)	**$ 36.6**	**$ 36.3**	**$ 37.4**	**$ 36.7**	**$ 37.7**
Efficiency Ratio (C / A)	**60.3%**	**56.4%**	**57.5%**	**56.9%**	**60.1%**
Adjusted Efficiency Ratio (D / B)	**58.7%**	**n/a**	**n/a**	**n/a**	**58.6%**

Fee Income / Total Revenue Ratio	2Q25	3Q25	4Q25	1Q26	2Q26
(Presented In Millions)					
Net Interest Income	$ 49.5	$ 51.0	$ 50.5	$ 49.0	$ 48.8
Plus Non-Interest Income (B)	12.9	13.4	14.4	15.6	13.8
Total Revenue (A)	**$ 62.4**	**$ 64.4**	**$ 64.9**	**$ 64.6**	**$ 62.7**
Fee Income / Total Revenue Ratio (B / A)	**20.7%**	**20.8%**	**22.2%**	**24.1%**	**22.1%**

GAAP to Non-GAAP Reconciliation

Tangible Book Value	2Q25	3Q25	4Q25	1Q26	2Q26
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 548.4	$ 571.9	$ 591.5	$ 603.2	$ 621.7
Less Goodwill	69.8	69.8	69.8	69.8	69.8
Less Intangible Assets	42.7	40.3	38.0	35.8	33.6
Less Related Tax Effect	(9.0)	(8.5)	(8.0)	(7.5)	(7.1)
Tangible Book Value (Non-GAAP) (A)	**$ 444.9**	**$ 470.3**	**$ 491.8**	**$ 505.2**	**$ 525.4**
Ending Period Shares Outstanding (B)	**19.5**	**19.5**	**19.5**	**19.6**	**19.7**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 22.77**	**$ 24.12**	**$ 25.21**	**$ 25.76**	**$ 26.71**

Net Interest Margin	Three Months Ended June 30, 2026					
	Average Balance - most directly comparable GAAP-based measure	Taxable-Equivalent Interest - most directly comparable GAAP-based measure	Less: accelerated amortization on fair value mark from subordinated notes redemption	Adjusted Taxable-Equivalent Interest - Non-GAAP	Taxable-Equivalent Rate - most directly comparable GAAP-based measure	Adjusted Taxable-Equivalent Rate - Non-GAAP
Total interest-earning assets	$ 5,117,006	$ 75,277	$ -	$ 75,277	5.90%	5.90%
Total interest-bearing liabilities	$ 3,963,461	$ 25,871	$ (1,624)	$ 24,247	2.62%	2.45%
Taxable-equivalent net interest income / net interest spread		$ 49,406	$ 1,624	$ 51,030	3.28%	3.45%
Taxable-equivalent net interest margin					3.87%	4.00%